UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 17, 2007

BPZ Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-12697	33-0502730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 17, 2007, the Company adopted the 2007 Long-Term Incentive Compensation Plan (the “2007 LTIP”), which is an amendment and restatement of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (the “2005 LTIP”).  The amendment and restatement was recommended by our Board of Directors and adopted pursuant to the approval of the shareholders at the 2007 annual meeting of shareholders held on August 17, 2007.  The 2007 LTIP supersedes and replaces the 2005 LTIP but will not impair the vesting or exercise of any award granted under the 2005 LTIP prior to the date the 2007 LTIP became effective.  The provisions of the 2005 LTIP applicable to directors are set forth in a separate 2007 Directors’ Compensation Incentive Plan (the “Directors’ Plan”), which was also adopted by the Company pursuant to the approval of the shareholders at the 2007 annual meeting of shareholders held August 17, 2007.

The 2007 LTIP increases the amount of securities available for incentive awards to an aggregate of 4,000,000 shares, subject to adjustment to reflect stock splits and other similar events.  The 2007 LTIP terminates on the earlier of (1) ten years from the date the 2007 LTIP becomes effective, or (2) at such time as no shares of common stock of the Company remain available for issuance through the plan.  The Company’s officers, employees and consultant and the employees of certain of the Company’s affiliates are eligible to participate in the 2007 LTIP.  The 2007 LTIP allows for the award of (1) incentive stock options under Section 422 of the Tax Code, (2) non-statutory stock options not covered under Section 422 of the Tax Code, (3) stock appreciation rights granting the recipient the right to receive an excess in the fair market value (as defined in the 2007 LTIP) of shares of stock over a specified reference price, (4) restricted stock, which will be subject to a risk of forfeiture and nontransferable until it vests over time, (5) qualified performance-based incentive to employees who qualify as covered employees within the meaning of Section 162(m) of the Tax Code, as amended, (6) unrestricted stock, which will be immediately transferable, and (7) other stock-based incentive awards.  Any vesting provisions for an award made under the 2007 LTIP may be determined by the Compensation Committee.  Awards will generally vest in four years unless otherwise determined by the Compensation Committee.

The Directors’ Plan supersedes and replaces the portions of the 2005 LTIP applicable to non-employee directors, but will not impair the vesting or exercise of any incentive granted to a director under the 2005 LTIP prior to the date the Directors’ Plan became effective.  The Directors’ Plan will terminate on the earlier of (1) ten years from the date that the Directors’ Plan becomes effective, or (2) at such time as no shares of common stock of the Company remain available for issuance through the plan.  The Company’s non-employee directors are eligible to participate in the Directors’ Plan.  The Directors’ Plan provides for the issuance of up to 2,500,000 shares of the Company’s common stock to non-employee directors, subject to adjustment to reflect stock splits and similar events.  The Directors’ Plan allows for the award of (1) non-statutory stock options not covered under Section 422 of the Tax Code, (2) stock appreciation rights, granting the recipient the right to receive an excess in the fair market value (as defined in the Directors’ Plan) of shares of stock over a specified reference price, (3) restricted stock, which will be subject to a risk of forfeiture and nontransferable until it vests over time, (4) unrestricted stock, which will be immediately transferable, and (5) other stock-based incentive awards.  Vesting under the Directors’ Plan will be determined by the Compensation Committee.  Awards will generally vest in four years unless otherwise determined by the Compensation Committee.

A copy of the 2007 LTIP and the Directors’ Plan, as approved by the shareholders at the 2007 annual meeting of shareholders are attached and incorporated by reference to this Report as Exhibits 10.1 and 10.2, respectively.

Item 3.03  Material Modification to Rights of Security Holders.

The information contained in Item 5.03 relating to the reincorporation of the Company from Colorado to Texas as approved by the shareholders of the Company at the 2007 annual meeting of shareholders held on August 17, 2007 is incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 relating to approval of the 2007 Long-Term Incentive Compensation Plan and the 2007 Directors’ Compensation Incentive Plan is incorporated by reference herein.

Following the Company’s annual meeting, on August 17, 2007 the board of directors approved an award of options to purchase 125,000 shares of the Company’s common stock under the new 2007 Directors’ Compensation Incentive Plan to each of three independent directors, Messrs. John J. Lendrum, E. Barger Miller, and Dennis G. Strauch.  The options have an exercise price of $5.04 based on the closing price of the Company’s stock on the date of grant and vest half on the first anniversary of the date of grant and the remaining half on the second anniversary of the date of the grant.  The option award is intended to serve as compensation for one year of service on the Board of Directors, taking into consideration the stage of development of the Company.

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The shareholders of the Company, at the 2007 annual meeting of the shareholders held on August 17, 2007, approved the reincorporation of the Company from the State of Colorado to the State of Texas pursuant to a Plan of Conversion.  The Board of Directors has adopted bylaws for the resulting Texas corporation.  The effect of the conversion is set forth in the Proxy Statement for the 2007 annual meeting of shareholders held on August 17, 2007, as filed with the SEC on July 16, 2007 (File No. 001-12697).

The Plan of Conversion is incorporated herein by reference as Exhibit 2.1 to this Report.  The Texas Certificate of Formation and the bylaws for the resulting Texas corporation are incorporated herein by reference as Exhibit 3.1and 3.2, respectively, to this Report.

In connection with the reincorporation, the Company’s shareholders also approved a proposal put forth by the Board of Directors to change the Company name from BPZ Energy, Inc. to BPZ Resources, Inc. The implementation of the proposed name change will be delayed and re-evaluated by the Board of Directors pending the conclusion of certain internal reorganizational matters related to the Company’s international tax planning and corporate structure. The conclusion of these matters may make it unnecessary  to change the Company’s name.  We expect the name change and reincorporation will take effect by the end of August 2007, or as soon thereafter as possible.

Item 8.01  Other Events.

The shareholders of BPZ Energy, Inc. approved the following proposals submitted at the 2007 annual meeting of shareholders held on August 17, 2007: (i) election of six directors; (ii) ratification of Johnson Miller & Co., CPA’s as the Company’s independent public accountants; (iii) reincorporation of the Company to the State of Texas, as further described in Item 5.03; (iv) approval of the change of the Company’s name to BPZ Resources, Inc., as further described in Item 5.03; (v) approval to establish a classified board of directors; and (vi) the approval of the amendment and restatement of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan to increase the amount of securities available for incentive awards and to provide for a separate Directors’ Compensation Incentive Plan, as further described in Item 1.01 and 5.02.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

Exhibit 2.1	Plan of Conversion for BPZ Energy, Inc.

Exhibit 3.1	Certificate of Formation of BPZ Resources, Inc.

Exhibit 3.2	Bylaws of BPZ Resources, Inc.

Exhibit 10.1	BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan.

Exhibit 10.2	BPZ Energy, Inc. 2007 Directors’ Compensation Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ ENERGY, INC.
(Registrant)

Dated: August 24, 2007	By:	/s/Edward G. Caminos
	Name:	Edward G. Caminos
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2.1	Plan of Conversion for BPZ Energy, Inc.
Exhibit 3.1	Certificate of Formation of BPZ Resources, Inc.
Exhibit 3.2	Bylaws of BPZ Resources, Inc.
Exhibit 10.1	BPZ Energy, Inc. 2007 Long-Term Incentive Compensation Plan.
Exhibit 10.2	BPZ Energy, Inc. 2007 Directors’ Compensation Incentive Plan.